UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Reported Event): January 22, 2018 (January 19, 2018)

Atkore International Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37793	90-0631463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 South Lathrop Avenue Harvey, Illinois	60426
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(708) 339-1610

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On January 19, 2018, Atkore International Group Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with CD&R Allied Holdings, L.P., a Cayman Islands exempted limited partnership (the “CD&R Investor”). The Company will purchase from the CD&R Investor approximately 17 million shares of the Company’s common stock, par value $0.01 per share, at a per share price equal to $21.77, for a total purchase price of approximately $375 million, subject to the terms and conditions set forth in the Stock Purchase Agreement (the “Stock Repurchase Transaction”).

The Stock Repurchase Transaction, which is expected to close on or prior to February 9, 2018, is expected to be funded using proceeds of an incremental borrowing under the existing first lien term loan credit facility entered into by certain subsidiaries of the Company (the “Debt Financing”).

In the Stock Purchase Agreement, the Company and the CD&R Investor have made customary representations and warranties and have agreed to customary covenants and conditions relating to the transactions contemplated by the Stock Purchase Agreement, including that the Company shall have received the proceeds of the Debt Financing.

On January 19, 2018, the Audit Committee of the Board of Directors of the Company reviewed and approved the Stock Repurchase Transaction.

The foregoing description of the Stock Purchase Agreement is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Debt Commitment Letter

On January 19, 2018, Atkore International, Inc., a subsidiary of the Company (the “Borrower”), entered into a debt commitment letter (the “Commitment Letter”) with Deutsche Bank AG New York Branch (“DBNY”) and Deutsche Bank Securities Inc. (collectively, the “Committed Lenders”) pursuant to which DBNY has committed to provide up to $425.0 million under an incremental first lien secured term loan facility, the proceeds of which will be used, among other things, (i) to fund the Stock Repurchase Transaction, (ii) to prepay all or a portion of the loans outstanding under the Borrower’s asset based loan facility and (iii) to pay fees and expenses in connection therewith. The Committed Lenders’ obligations under the Commitment Letter are subject to the Borrower’s satisfaction or the Committed Lenders’ waiver of certain customary conditions, including, without limitation, the execution of definitive documentation consistent with the Commitment Letter.

The foregoing description of the Commitment Letter and the transactions contemplated thereby is qualified in its entirety by reference to the full text of the Commitment Letter, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On January 22, 2018, the Company issued a press release announcing the Company’s preliminary financial results for the first quarter of fiscal year 2018. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including the attached exhibits, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing by the Company with the SEC.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Commitment Letter set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

Item 7.01. Regulation FD Disclosure.

On January 22, 2018, the Company issued a press release announcing the Stock Repurchase Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including the attached exhibits, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing by the Company with the SEC.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements relating to financial outlook. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. Forward-looking statements include, without limitation, all matters that are not historical facts. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, the Company’s actual results of operations, financial condition and liquidity, and the development of the market in which the Company operates, may differ materially from those made in or suggested by the forward-looking statements contained in this Current Report on Form 8-K. In addition, even if the Company’s results of operations, financial condition and cash flows, and the development of the market in which the Company operates, are consistent with the forward-looking statements contained in this Current Report on Form 8-K, those results or developments may not be indicative of results or developments in subsequent periods.

Item 9.01. Financial Statements and Exhibits

The following exhibits are attached hereto:

10.1	Stock Purchase Agreement, dated January 19, 2018, by and among Atkore International Group Inc. and CD&R Allied Holdings, L.P.

10.2	Commitment Letter, dated January 19, 2018, by and among Atkore International Group Inc., Deutsche Bank AG New York Branch and Deutsche Bank Securities Inc.

99.1	Press Release, dated January 22, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATKORE INTERNATIONAL GROUP INC.

Date: January 22, 2018	By:	/s/ Daniel S. Kelly
Daniel S. Kelly
Vice President, General Counsel and Secretary